UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported):
December 8, 2006
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15149 (Commission File Number)	42-0991521 (IRS Employer Identification No.)
2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:
(972) 497-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Summary of Fiscal 2007 Target Short-Term Incentive Percentages
Summary of Fiscal 2007 Annual Compensation for Non-Employee Members of the Board

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 8, 2006, the Board of Directors of Lennox International Inc. (the “Company”), upon recommendation of the Company’s Compensation and Human Resources Committee, approved salaries and established target short-term incentive percentages for the Company’s named executive officers (which officers were determined by reference to the Company’s Proxy Statement, dated March 24, 2006) and approved the annual cash and stock compensation for the Company’s non-employee directors for the 2007 fiscal year. The Board, upon recommendation of the Company’s Compensation and Human Resources Committee, also granted, under the Company’s 1998 Incentive Plan, (i) performance share awards, restricted stock awards and stock appreciation rights awards to the Company’s named executive officers; and (ii) restricted stock awards and stock appreciation rights awards to the Company’s non-employee directors.
     The target short-term incentive percentages for the Company’s named executive officers (the “Target STI Percentages”) and compensation for the non-employee members of the Company’s Board of Directors (the “Non-Employee Director Compensation”) for the 2007 fiscal year are substantially similar to the Target STI Percentages and Non-Employee Director Compensation established for fiscal 2006, except for the additional compensation of $50,000 to be paid to the Chairman of the Board for attendance, in person or by telephone, at all Board committee meetings. Additional information regarding Target STI Percentages and Non-Employee Director Compensation for the 2007 fiscal year is set forth in Exhibits 10.1 and 10.2 to this current report and is incorporated herein by reference. Forms of the performance share award agreements, employee restricted stock grant agreements and employee stock appreciation rights agreements are filed as Exhibits 10.3, 10.4 and 10.5, respectively, to this current report and forms of the non-employee director restricted stock grant agreements and non-employee director stock appreciation rights agreements are filed as Exhibits 10.6 and 10.7, respectively, each of which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

10.1	Summary of Fiscal 2007 Target Short-Term Incentive Percentages for the Named Executive Officers of Lennox International Inc.

10.2	Summary of Fiscal 2007 Annual Compensation for the Non-Employee Members of the Board of Directors of Lennox International Inc.

10.3	Form of Performance Share Program Award Agreement under the 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

EXHIBIT
NUMBER	DESCRIPTION

10.4	Form of Employee Restricted Stock Grant Agreement under the 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

10.5	Form of Employee Stock Appreciation Rights Agreement under the 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

10.6	Form of Non-Employee Director Restricted Stock Grant Agreement under the 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

10.7	Form of Non-Employee Director Stock Appreciation Rights Agreement under the 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: December 14, 2006	By:	/s/ Kenneth C. Fernandez
		Name:	Kenneth C. Fernandez
		Title:	Associate General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	Summary of Fiscal 2007 Target Short-Term Incentive Percentages for the Named Executive Officers of Lennox International Inc.

10.2	Summary of Fiscal 2007 Annual Compensation for the Non-Employee Members of the Board of Directors of Lennox International Inc.

10.3	Form of Performance Share Program Award Agreement under the 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

10.4	Form of Employee Restricted Stock Grant Agreement under the 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

10.5	Form of Employee Stock Appreciation Rights Agreement under the 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

10.6	Form of Non-Employee Director Restricted Stock Grant Agreement under the 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

10.7	Form of Non-Employee Director Stock Appreciation Rights Agreement under the 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

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